                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2000
                                                 ----------------
(November 14, 2000)
----------------

                           ICG COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

         Delaware                   1-11965                      84-1342022
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission                  (IRS Employer
                                  File Number)               Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                           ICG HOLDINGS (CANADA) CO.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

         Canada                        1-11052                 Not Applicable
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)             Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                              ICG HOLDINGS, INC.
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)


        Colorado                      33-96540                   84-1158866
--------------------------------------------------------------------------------
(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)             Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                               ICG FUNDING, LLC
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

         Delaware                  333-40495                     84-1434980
--------------------------------------------------------------------------------
(State of Incorporation)          (Commission                  (IRS Employer
                                  File Number)               Identification No.)


              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)


Registrants' telephone numbers, including area codes (888)424 1144 and
                                                     -------------
(303) 414-5000
--------------
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     Item 3.   Bankruptcy or Receivership.
     ------    ---------------------------

     In a press release dated today, November 14, 2000, ICG Communications, Inc., a Delaware corporation (the "Company"), announced that the Company and most of its subsidiaries filed for voluntary bankruptcy protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court in the District of Delaware. A copy of a press release related to the Bankruptcy filing is attached.

     Item 7.   Exhibit.
     ------    --------

               (c)  Exhibit
                    -------

                    99.1 Press Release, dated November 14, 2000.


                               INDEX TO EXHIBIT

Exhibit No.    Description
-----------    -------------
99.1           Press Release, dated November 14, 2000.



                                 EXHIBIT 99.1

                    Press Release, dated November 14, 2000.



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


  Dated: November 14, 2000                 ICG COMMUNICATIONS, INC.

                                           By: /s/ Harry R. Herbst
                                               ----------------------
                                               Harry R. Herbst
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                                           ICG HOLDINGS (CANADA)  CO.

                                           By: /s/ Harry R. Herbst
                                               ---------------------
                                               Harry R. Herbst
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                                           ICG HOLDINGS,  INC.

                                           By: /s/ Harry R. Herbst
                                               ---------------------
                                               Harry R. Herbst
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                                           ICG FUNDING, LLC

                                           By: ICG Communications, Inc.
                                               Common Member and Manager

                                           By: /s/ Harry R. Herbst
                                               ---------------------
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                                               Harry R. Herbst
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)




     EX-99.1

               PRESS RELEASE, DATED November 14, 2000